EXHIBIT 10.3
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                                 LEASE AGREEMENT

This Commercial Lease Agreement ( the "Lease") is made and effective June 1, 2006 by and between Crandall Melvin III ("Landlord") with offices at 6834 Buckley Road, Syracuse, New York and SWK Technologies, Inc., a Delaware corporation with offices at 5 Regent Street, Suite 520, Livingston, NJ 07039 (the "Tenant").

Landlord makes available for lease a portion of the Building designated as 6834 Buckley Rd, North Syracuse, NY and as described in Paragraph 3 herein (the "Leased Premises").

Landlord desires to lease the Leased Premises to Tenant, and Tenant desires to lease the Leased Premises from Landlord for the term, at the rental and upon the covenants, conditions and provisions herein set forth.

THEREFORE, in consideration of the mutual promises herein, contained and other good and valuable consideration, it is agreed:

1. TERM.
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Landlord hereby leases the Leased Premises to Tenant, and Tenant hereby leases the same from Landlord, for an "Initial Term" beginning June 1, 2006 and ending May 31, 2008.

2. RENTAL.
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Tenant shall pay to Landlord during the Initial Term rental of Twenty-one
Thousand and Six Hundred Dollars ($21,600) per year, payable in installments of One Thousand and Eight Hundred Dollars ($1,800) per month. Each installment payment shall be due in advance on the first day of each calendar month during the Initial Term to Landlord at 6834 Buckley Rd, North Syracuse, NY or at such other place designated by written notice from Landlord or Tenant.

3. PREMISES AND USE.
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A. Tenant hereby leases such portions of the premises at 6834 Buckley Road being the physical space therein currently in use by AMP-BEST Consulting, Inc. These portions are described as two of the offices on the second floor, Melvin's office, Anson's office, the office off the kitchen, the secretarial area where Ms. Mott is currently, the basement areas where AMP-BEST Consulting, Inc. equipment is situated. The parties acknowledge that there are other tenants in the building and that there exist common areas and areas exclusive to the respective tenants.

B. The common areas are the parking lot, waiting area, copy room, halls, stairways, basement (some), conference room, kitchen area and the bathrooms accessible from halls.

C. Tenant agrees that use of the Leased Premises shall be limited to its business of reselling software and providing consulting services in a professional office environment. Such use shall be consistent with the ongoing use of the other tenants and the Landlord represents that the ongoing use of the other tenants will be consistent and similar with the Tenant's use.

4. SUBLEASE AND ASSIGNMENT.
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Tenant shall not sublease all or any part of the Leased Premises, or assign this
Lease in whole or in part without Landlord's consent, such consent not to be unreasonably withheld or delayed.

5. REPAIRS.
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During the Lease term, Tenant shall make, at Tenant's expense, necessary repairs to the Leased Premises, upon notice to Landlord. Repairs shall include such items as routine repairs of floors, walls, ceilings, and other parts of the Leased Premises damaged or worn through normal occupancy, except for major mechanical systems, including, but not limited to electrical , plumbing, structural, HVAC or the roof, subject to the obligations of the parties otherwise set forth in this Lease.

6. ALTERATIONS.
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Tenant shall have the right to reasonably place and install personal property, trade fixtures, equipment and other temporary installations in and upon the Leased Premises, and fasten the same to the Leased Premises. All personal property, equipment, machinery, trade fixtures and installations, shall remain Tenant's property free and clear of any claim by Landlord. Tenant shall have the right to remove the personal property, equipment, machinery and trade fixtures at any time during the term of this Lease. All damage to the Leased Premises caused by such installation and/or removal shall be repaired by Tenant at Tenant's expense to Landlord's reasonable satisfaction.

7. PROPERTY TAXES.
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Landlord shall pay any and all general real estate taxes, other taxes related to the occupancy or use of the Leased Premises and installments of special assessments coming due during the Initial Term on the Leased Premises. Tenant shall be responsible for paying all personal property taxes with respect to Tenant's personal property at the Leased Premises.

8. INSURANCE.
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A. If the Leased Premises or any other part of the Building is damaged by fire or other casualty resulting from any act of negligence of Tenant or any of Tenant's agents, employees or invitees, rent shall not be diminished or abated while such damages are under repair, and Tenant shall be responsible for the costs of repair not covered by insurance.

B. Landlord shall maintain fire and extended coverage insurance on the Building and the Leased Premises in such amounts as Landlord shall deem appropriate. Tenant shall be responsible, at its expense, for fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Leased Premises.

C. Tenant and Landlord shall, each at its own expense, maintain a policy or policies of comprehensive general liability insurance with respect to the respective activities of each in the Building with the premiums thereon fully paid on or before due date, issued by and binding upon some insurance company approved by Landlord, such insurance to afford minimum protection of not less than $1,000,000 combined single limit coverage of bodily injury, property damage or combination thereof. Landlord shall be listed as an additional insured on Tenant's policy or policies of comprehensive general liability insurance, and Tenant shall provide Landlord with current Certificates of Insurance evidencing Tenant's compliance with this Paragraph. Tenant shall obtain the agreement of Tenant's insurers to notify Landlord that a policy is due to expire at least
(10) days prior to such expiration. Landlord shall not be required to maintain insurance against thefts within the Leased Premises or the Building.

9. UTILITIES.
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Tenant shall pay for fifty percent (50%) of the gas and electricity charges for the entire Building in which the Leased Premises is located. Landlord shall pay the amount due and separately invoice Tenant for Tenant's portion of the charges. Tenant shall pay such amounts within fifteen (15) days of invoice. Tenant acknowledges that the Leased Premises are designed to provide standard office use electrical facilities and standard office lighting. Tenant shall not use any equipment or devices that utilize excessive electrical energy or which may, in Landlord's reasonable opinion, overload the wiring or interfere with electrical services to other tenants, outside of the Tenant's use as defined in Section 3.C herein. Except as set forth above, Landlord shall provide all services for the operation of the Building and occupancy of the Leased Premises including: electricity, water, garbage removal, snow removal, heat and air conditioning to the Leased Premises, without any additional charges to the Tenant.

10. SIGNS.
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Following Landlord's consent, Tenant shall have the right to place company name on the common sign which is permitted by applicable zoning ordinances and private restrictions. Landlord may refuse consent, which shall not be unreasonably withheld, to any proposed signage that is in Landlord's reasonable opinion too large, deceptive, unattractive or otherwise inconsistent with or inappropriate to the Leased Premises or use of any other tenant. Landlord shall assist and cooperate with Tenant in obtaining any necessary permission from governmental authorities or adjoining owners and occupants for Tenant to place or construct the foregoing signs. Tenant shall repair all damage to the Leased Premises resulting from the removal of signs installed by Tenant.

11. ENTRY.
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Landlord shall have the right to enter upon the Leased Premises at reasonable hours to inspect the same, provided Landlord shall not thereby unreasonably interfere with Tenant's business on the Leased Premises.

12. PARKING.
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During the term of this Lease, Tenant shall have the non-exclusive use in common with Landlord, other tenants of the Building, their guests and invitees, of the non-reserved common automobile parking areas, driveways, and footways, subject to rules and regulations for the use thereof as prescribed from time to time by Landlord.

13. BUILDING RULES.
    --------------
Tenant will comply with the rules of the Building as reasonably adopted and altered by Landlord from time to time and will cause all of its agents, employees, invitees and visitors to do so. The present rules of the Building are attached as an exhibit to this Lease.

14. DAMAGE AND DESTRUCTION.
    ----------------------
Subject to Section 8 A. above, if the Leased Premises or any part thereof or any appurtenance thereto is so damaged by fire, casualty or structural defects that the same cannot be used for Tenant's purposes, then Tenant shall have the right within ninety (90) days following damage to elect by notice to Landlord to terminate this Lease as of the date of such damage. In the event of minor damage to any part of the Leased Premises, and if such damage does not render the Leased Premises unusable for Tenant's purposes, Landlord shall promptly repair such damage at the cost of the Landlord. In making the repairs called for in this paragraph, Landlord shall not be liable for any delays resulting from strikes, governmental restrictions, inability to obtain necessary materials or labor or other matters which are beyond the reasonable control of Landlord. Tenant shall be relieved from paying rent and other charges during any portion of the Lease term that the Leased Premises are inoperable or unfit for occupancy, or use, in whole or in part, for Tenant's purposes. The provisions of this paragraph extend not only to the matters aforesaid, but also to any occurrence which is beyond Tenant's reasonable control and which renders the Leased Premises, or any appurtenance thereto, inoperable or unfit for occupancy or use, in whole or in part, for Tenant's purposes.

15. DEFAULT.
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If default shall at any time be made by Tenant in the payment of rent when due to Landlord as herein provided, and if said default shall continue for fifteen
(15) days after written notice thereof shall have been given to Tenant by Landlord, or if default shall be made in any of the other covenants or conditions to be kept, observed and performed by Tenant, and such default shall continue for thirty (30) days after notice thereof in writing to Tenant by Landlord without correction thereof, Landlord may declare the term of this Lease ended and terminated by giving Tenant written notice of such intention, and if possession of the Leased Premises is not surrendered, Landlord may reenter said premises. Landlord shall have, in addition to the remedy above provided, any other right or remedy available to Landlord on account of any Tenant default, either in law or equity. Landlord shall use reasonable efforts to mitigate its damages.

16. QUIET POSSESSION.
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Landlord covenants and warrants that upon performance by Tenant of its obligations hereunder, Landlord will keep and maintain Tenant in exclusive, quiet, peaceable and undisturbed and uninterrupted possession of the Leased Premises during the term of this Lease, subject to use of the common areas by other tenants.

17. CONDEMNATION.
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If any legally, constituted authority condemns the Building or such part thereof which shall make the Leased Premises unsuitable for leasing, this Lease shall cease when the public authority takes possession, and Landlord and Tenant shall account for rental as of that date. Such termination shall be without prejudice to the rights of either party to recover compensation from the condemning authority for any loss or damage caused by the condemnation. Neither party shall have any rights in or to any award made to the other by the condemning authority.

18. SUBORDINATION.
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Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust or other lien now existing or hereafter placed upon the Leased Premises of the Building, and Tenant agrees upon demand to execute such further instruments subordinating this Lease or attorning to the holder of any such liens as Landlord may request. In the event that Tenant should fail to execute any instrument of subordination herein require d to be executed by Tenant promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest. Tenant agrees that it will from time to time upon request by Landlord execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

19. SECURITY DEPOSIT.
    ----------------
None.

20. NOTICE.
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Any notice required or permitted under this Lease shall be deemed effective upon receipt if sent by United States certified mail, return receipt requested or sent via overnight courier addressed as follows:

If to Landlord to:

Crandall Melvin III
6834 Buckley Rd
North Syracuse, NY 13212

If to Tenant to:

SWK Technologies, Inc.
5 Regent Street
Suite 520
Livingston, NJ 07039
Attention: Jeffrey Roth

Landlord and Tenant shall each have the right from time to time to change the place notice is to be given under this paragraph by written notice thereof to the other party.

21. BROKERS.
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Tenant represents that Tenant was not shown the Premises by any real estate broker or agent and that Tenant has not otherwise engaged in, any activity which could form the basis for a claim for real estate commission, brokerage fee, finder's fee or other similar charge, in connection with this Lease.

22. WAIVER.
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No waiver of any default of Landlord or Tenant hereunder shall be implied from any omission to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Landlord or Tenant shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.

23. MEMORANDUM OF LEASE.
    -------------------
The parties hereto contemplate that this Lease should not and shall not be filed for record, but in lieu thereof, at the request of either party, Landlord and Tenant shall execute a Memorandum of Lease to be recorded for the purpose of giving record notice of the appropriate provisions of this Lease.

24. HEADINGS.
    --------
The headings used in this Lease are for convenience of the parties only and shall not be considered in interpreting the meaning of any provision of this Lease.

25. SUCCESSORS.
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The provisions of this Lease shall extend to and be binding upon Landlord and
Tenant and their respective legal representatives, successors and assigns.

26. CONSENT.
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Landlord shall not unreasonably withhold or delay its consent with respect to any matter for which Landlord's consent is required or desirable under this Lease.

27. PERFORMANCE.
    -----------
If there is a default with respect to any of Landlord's covenants, warranties or representations under this Lease, and if the default continues more than fifteen
(15) days after notice in writing from Tenant to Landlord specifying the default, Tenant may, at its option and without affecting any other remedy hereunder, cure such default and deduct the cost thereof from the next accruing installment or installments of rent payable hereunder until Tenant shall have been fully reimbursed for such expenditures, together with interest thereon at a rate equal to the lesser of twelve percent (12%) per annum or the then highest lawful rate. If this Lease terminates prior to Tenant's receiving full reimbursement, Landlord shall pay the unreimbursed balance plus accrued interest to Tenant on demand.

28. COMPLIANCE WITH LAW.
    -------------------
Tenant shall comply with all laws, orders, ordinances and other public requirements now or hereafter pertaining to Tenant's use of the Leased Premises. Landlord shall comply with all laws, orders, ordinances and other public requirements now or hereafter affecting the Leased Premises.

29. FINAL AGREEMENT.
    ---------------
This Agreement terminates and supersedes all prior understandings or agreements on the subject matter hereof. This Agreement may be modified only by a further writing that is duly executed by both parties.

30. GOVERNING LAW.
    -------------
This Agreement shall be governed, construed and interpreted by, through and under the Laws of the State of New York.

IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

         LANDLORD                                TENANT



BY:_______________________             BY:_______________________
     CRANDALL MELVIN III                      JEFFREY D. ROTH
                                              PRESIDENT AND
                                              CHIEF EXECUTIVE OFFICER
                                              SWK TECHNOLOGIES, INC.